UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 16, 2013

SEQUENTIAL BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-16075	86-0449546
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17383 Sunset Boulevard, Suite A310, Pacific Palisades, CA 90272

(Address of Principal Executive Offices/Zip Code)

(213) 745-2123

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Witten communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On January 16, 2013, Sequential Brands Group, Inc. (“Sequential”) presented an overview of Sequential’s business and recent developments at ICR Xchange Conference 2013 (the “ICR Presentation”), held January 15-17, 2013, at the Fontainebleau Miami Beach, 4441 Collins Avenue, Miami Beach, Florida. The ICR Presentation is attached as Exhibit 99.1 to this report.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 to this current report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 to this current report shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Sequential, whether made before or after the date hereof, regardless of any general incorporation language of such filing.

Item 9.01. Financial Statements and Exhibits

(a)	Exhibits.

Exhibit Number	Description
99.1	ICR Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sequential Brands Group, Inc.

Date: January 16, 2013	By:	/s/ Yehuda Shmidman
	Name:	Yehuda Shmidman
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	ICR Presentation